UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): June 1, 2016

Marketo, Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-35909	56-2558241
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

901 Mariners Island Blvd., Suite 500
San Mateo, California 94404

(Address of principal executive offices, Zip code)

(650) 376-2300

(Registrant’s telephone number, including area code)

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.07 Submission of Matters to a Vote of Security Holders.

On June 1, 2016, Marketo, Inc. (the “Company”) held its annual meeting of stockholders.  The matters voted upon were: (1) the election of each of Phillip M. Fernandez, Cambria Dunaway, and Tae Hea Nahm as Class III directors to the board of directors of the Company, to serve until the 2019 Annual Meeting of Stockholders; and (2) the ratification of the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2016.

(1)         Each individual listed below was elected to serve as a Class III director until the Company’s 2019 annual meeting.  The results of the voting were as follows:

Nominees	For	Withheld	Broker Non- Votes
Phillip M. Fernandez	37,247,822	624,421	5,102,728
Cambria Dunaway	37,429,398	442,845	5,102,728
Tae Hea Nahm	37,258,500	613,743	5,102,728

(2)         The appointment of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2016 was ratified.  The results of the voting were as follows:

For	Against	Abstain	Broker Non- Votes
42,905,891	52,478	16,602	0

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 3, 2016

MARKETO, INC.

By:	/s/ Margo M. Smith
Name:	Margo M. Smith
Title:	Senior Vice President & General Counsel

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